Exhibit 99.1

Medical Transcription Billing, Corp. May 2015

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 1 Forward Looking Statements This presentation includes forward - looking statements within the meaning of the federal securities laws . These statements, among other things, relate to our business strategy , goals and expectations concerning our product candidates, future operations , prospects, plans and objectives of management . The words "anticipate", " believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", " will" and similar terms and phrases are used to identify forward - looking statements in this presentation . Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward - looking statements ultimately prove to be correct . We have described these risks in our Registration Statement on Form S - 1 , as amended, filed with the Securities and Exchange Commission . Before you purchase any of our securities, you should read the Registration Statement to obtain more complete information about our operations, business and the risks and uncertainties that we face in implementing our business plan . We assume no obligation to update any forward - looking statements except as required by applicable law .

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 2 Healthcare information technology company Scalable, cost - efficient business model ▪ Cloud - based software ▪ Educated, low - cost offshore labor force with over 2,000 employees Predictable recurring revenue with “sticky” customer base Highly experienced management team ▪ Completed and integrated 10 acquisitions over the last 5 years ▪ Public company and industry experience Solid financial performance Large, highly fragmented market ▪ Consolidator in the highly fragmented healthcare IT market ▪ Over 1,500 RCM companies, none with a 5% market share ▪ Regulatory changes are driving consolidation ▪ Over 700 EHRs certified for MU Stage 1, yet unlike MTBC, almost half have still not obtained MU Stage 2 certification ▪ 95% of revenue visibility at the beginning of each quarter ▪ 90% renewal rate for clients that utilize our EHR solution ▪ Six consecutive years of EBITDA - positive operations pre - IPO ▪ Ability to realize significant operating leverage post - acquisitions MTBC Highlights ▪ Proprietary, fully integrated, SaaS and service solution ▪ Mobile Health (“mHealth”) ▪ Electronic Health Record (“EHR”) ▪ Practice Management (“PM”) ▪ Revenue Cycle Management (“RCM”)

# Experienced Leadership Team

A Unique Healthcare IT Company — MTBC

| | | |
|---|---|---|
| Executive Management | **Mahmud Haq,** *CEO/Chairman* | ▪ Founder, Chairman of the Board and CEO since inception<br>▪ Former CEO of Compass International Services Corporation (NASDAQ: CMPS), where he completed 14 acquisitions in a span of 18 months during 1998-1999<br>▪ Held various senior executive positions at American Express for 12 years including Vice President of Global Risk Management |
| | **Stephen Snyder,** *President/Director* | ▪ Appointed President in 2011 after serving as VP/General Counsel and COO<br>▪ Completed 11 acquisitions at MTBC<br>▪ Writings on healthcare industry, law and policy have been published by American Bar Association and various healthcare industry publications |
| | **Bill Korn** *Chief Financial Officer* | ▪ Served as CFO for six other technology companies<br>▪ Former CFO of Antenna Software, Inc. from 2002 – 2012, where he completed five acquisitions<br>▪ Former executive at IBM for 10 years |
| Directors * | **Howard Clark Jr.** | ▪ Former CFO of American Express<br>▪ Former CEO and Vice Chairman of Lehman Brothers |
| | **John Daly** | ▪ Former EVP and board member of E.F. Hutton & Company<br>▪ Former head of Private Client Div. and Int'l Equity Capital Markets at Salomon Brothers |
| | **Cameron Munter** | ▪ Former U.S. Ambassador to Pakistan and U.S. Deputy Chief of Mission to Poland<br>▪ Professor of International Relations at Pomona College |
| | **Anne Busquet** | ▪ Board member of Pitney Bowes and Provista, Inc.<br>▪ Former President of American Express Interactive Services and New Businesses Division |

* *As of June 10, 2015*

mHealth ● EHR ● PM ● RCM | A Fully Integrated Practice Solution 3

# MTBC Integrated Ambulatory Solutions

***To strive be a leading provider of integrated SaaS and business service solutions to healthcare providers practicing in the ambulatory setting by utilizing leading-edge technology and cost-effective labor***

- Development/hosting of practice website
- Patient appointment reminders *
- Administrative dashboard
- Patient portal *
- Real time business intelligence

- Secure patient communication portal *
- Online appointment scheduling *
- Customizable SMS alerts *
- Automated preventive care scheduling
- Transcription services *


Practice Management Solution
Revenue Cycle Management
Electronic Health Records

- Deductible verification *
- Eligibility confirmation *
- Claims scrubbing *
- Denial management
- A/R Tracking
- ICD-10 compliant *
- Live patient support *

- Meaningful Use Stage 2 certified *
- Integrated lab orders and results *
- Electronic prescribing *
- Secure messaging *
- Clinical charting *
- Drug and allergy alerts *
- 24x7 technical support *

*** mHealth applications extend these core components of the EHR, PM and RCM platform to mobile devices**

mHealth ● EHR ● PM ● RCM | A Fully Integrated Practice Solution 4

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 5 MTBC Financial Snapshot Business Overview ▪ IPO: July 23, 2014 ▪ Headquarters : New Jersey ▪ 910 practices representing 1,965 providers ▪ Approx. 2,150 employees as of March 31, 2015 2014 Financial Results ▪ Revenue: $18.3 million, 75% growth over 2013 ▪ Adjusted EBITDA: ($1.7) million ▪ Adjusted Net Income per share: ($0.21) Q1 15 Financial Results ▪ Revenue: $6.1 million, 139% growth over Q1 2014 ▪ Adjusted EBITDA: ($0.7) million ▪ Adjusted Net Income per share: ($0.08) - $10 $20 2009 2013 2014 Q1 2014 Q1 2015 $6.5 $10.5 $18.3 $2.6 $6.1 ($M) Revenue Growth

# Industry Overview



Electronic Health Records
Practice Management
Revenue Cycle Management
practicefusion
MTBC .com
athenahealth
1-10 Providers
11-100 Providers
> 100 Providers
70% of physicians
30% of physicians

## Industry Drivers

**Meaningful Use 3**

- 2016-2017
- Improved outcomes

**ICD-9 to ICD-10**

- Oct 2015 deadline
- Medical codes: 13,600 to 69,000

- The US ambulatory EHR / RCM industry represents a $13 billion + opportunity
- athenahealth is the largest market participant with a market share of less than 5%
- Affordable Care Act and related regulatory / reimbursement changes are creating unprecedented challenges for smaller EHR / RCM vendors
- 9 out of 10 physicians state a preference for single-source vendor for EHR, PM and RCM solutions
- 70% of the 500k+ ambulatory physicians practice in MTBC's target market of 1-10 physicians

*Source: Black Book Rankings, 2013 User Survey*

mHealth ● EHR ● PM ● RCM | A Fully Integrated Practice Solution 6

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 7 Cost - effective Workforce ▪ 2,000 English - speaking employees in Pakistan, with 200+ dedicated technology professionals ▪ Highly educated workforce ▪ ISO 27001 certified ▪ HIPAA compliant ▪ Redundant backup facility four hours away ▪ Operations facility in Lublin, Poland Pakistan labor costs are approximately 1 / 10 th of U.S. employees and ½ the cost of India - based employees 20% 10% 0% 25% 50% 75% 100% USA India Pakistan Comparative Labor Cost ▪ Pakistan operations allow MTBC to realize significant reductions in expenses of acquired companies, at approximately one tenth the cost of U.S. employees and half the cost of India - based labor

# Growth Strategy

| Acquisition | | Organic |
|---|---|---|
| Standalone RCM Providers → | MTBC.com — A Unique Healthcare IT Company® | ← Standalone EHR Providers |
| ICD-10 | **Industry Pressures** | Stage 3 |
| October 2015 | **Regulatory Timing** | 2016 - 2017 |
| 1,500+ | **Number of Challenged Vendors** | 500+ |
| ▪ Consolidate small providers<br>▪ Rationalize costs to Pakistan | **MTBC Growth Strategy** | ▪ Partner with EHRs that lack an integrated solution<br>▪ Cross-sell MTBC solutions |

**Both opportunities allow MTBC to acquire customers in large quantities**

mHealth ● EHR ● PM ● RCM | A Fully Integrated Practice Solution 8

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 9 Acquisition Strategy Leverage lower cost into EBITDA growth Migrate customers to MTBC platform Acquire ambulatory RCM companies Market Opportunity: • Large market with over 1,500 RCM providers • Highly fragmented with no single provider over 5% market share Potential customer acquisition models: • Seller financing • Acquisition line of credit • Revenue share Active pipeline of acquisition targets

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 10 Organic Growth through Channel Partners ▪ MTBC leverages partners’ marketing budgets and converts potential competitors into low - cost channel partners • Leading EHR with more than 7,000 attested providers * • Integration between partner’s EHR and MTBC’s RCM and PM • Partner promotes MTBC and provides qualified leads • Interfaces to 350 EHR systems • Integration X - link and MTBC’s RCM and PM • Will allow seamless integration to additional EHR‘s Other Integrated Solutions: • Leading EHR serving more than 10,000 providers * • Integration between partner’s EHR and MTBC’s RCM • Partner promotes MTBC and provides qualified leads * Based upon data provided by Practice Fusion and Amazing Charts. Attestation data provided by CMS..

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 11 mHealth

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 12 Electronic Health Record

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 13 Business Intelligence

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 14 Practice Management System Aging Widget

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 15 Revenue Model Practice - Pro: integrated solution fee is 5% of a practice’s revenues, plus a nominal setup fee, with a one year contract Practice - Pro Express: offering fee is 2.5 % of a practice’s revenues, with $1,250 monthly minimum per provider ▪ One year contract, auto - renews ▪ 90 day notice of cancellation required at end of term ▪ Client has option to scan claims and send to MTBC for entry ▪ Three year contract, auto - renews ▪ Remainder of minimum payable upon cancellation ▪ All claims entered electronically by client ▪ Aligns MTBC with financial goals of customer ▪ MTBC’s pricing is among the most competitive in the industry ▪ Offerings include an integrated mHealth, EHR, practice management solution ▪ All system updates and upgrades through cloud - based network at no additional charge ▪ Optional chargeable services include transcription, coding, and consulting ▪ Integration with third - party EHR platforms at no additional charge

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 16 0 50 100 150 200 250 300 Jul-14 Dec-14 Mar-15 Onshore Employees Integration Progress ▪ MTBC acquired 9 separate operating units, with annual revenues totaling $20 million, from Omni, CastleRock and Practicare on July 28, 2014 ▪ Doubled Pakistan workforce to accommodate workload from acquisitions ▪ Onshore employees were retained while offshore team trained, so full impact of savings not visible yet ▪ Eliminated need for 450 subcontractors in India by Jan 2015 (double the cost of Pakistan employees) ▪ Lease costs reduced by more than 65%; third party software and telecom cost reductions in process ▪ A bit slower than Metro acquisition in 2013, where operating expenses were reduced 52% in 9 months $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 Q4 2014 Q1 2015 $ M Expense Reduction Direct Operating Cost G&A Expense 0% 25% 50% 75% 100% Jul-14 Sept-14 Dec-14 Mar-15 May-15 Acquisition Integration % Core Operations Handled Offshore % Accounts Mitgrated to MTBC Platform

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 17 NOTES: 1) 2009, 2013 and Q1 2014 revenue portray MTBC prior to the 3 acquisitions at the time of the IPO 2) 2014 revenue includes 3 acquired businesses from July 28 – December 31, 2014 3) Q1 2015 revenue includes 3 acquired businesses Revenue Trends Annual Revenue (all $ in millions) $2.6 $6.1 - $4 $8 Q1 2014 (1) Q1 2015 (3) $6.5 $10.5 $18.3 - $10 $20 2009 (1) 2013 (1) 2014 (2) YTD Revenue

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 18 EBITDA Trends Annual EBITDA (all $ in millions) 2009 - 2012 MTBC 2013 MTBC (Pre - Acquisitions) Target Margin (Post - Integration) Adjusted EBITDA Margin 7 - 12% 11% 30% $1.0 $1.1 $(1.7) ($2.0) ($1.0) - $1.0 $2.0 2009 (1) 2013 (1) 2014 (2) (3) ▪ We expect to have positive EBITDA in 2015 ▪ Because we added staff offshore in advance of reducing staff onshore, there were duplicate expenses post - IPO in 2014 and in Q1 2015 ▪ Integration of acquisitions is nearly complete ▪ We are in the process of realizing additional cost savings: ▪ Migrating acquired customers to the MTBC platform ▪ Reducing lease expenses (facilities, copiers, etc.) ▪ Transitioning work offshore NOTES: 1) 2009 and 2013 Adjusted EBITDA portray MTBC prior to the 3 acquisitions at the time of the IPO 2) 2014 Adjusted EBITDA includes 3 acquired businesses from July 28 – December 31, 2014 3) 2014 Adjusted EBITDA includes one - time bonuses at the time of IPO as well as ramp - up of offshore employees prior to terminating subcontractors and reducing onshore employees

mHealth Ɣ EHR Ɣ PM Ɣ RCM | A Fully Integrated Practice Solution 19 Healthcare information technology company Scalable, cost - efficient cloud - based business model Predictable recurring revenue with “sticky” customer base Highly experienced management team Solid financial performance Large, highly fragmented market Investment Highlights Practice Management Solution Electronic Health Records Revenue Cycle Management mHealth Solutions